EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         We consent to the use in this Registration Statement on Form S-8 of our report dated February 5, 2003 relating to the financial statements of Eline Entertainment Group, Inc. for the fiscal year ended October 31, 2002, and the reference to our firm under the caption "Experts" in this Registration Statement.


                                        DEMPSEY VANTREASE & FOLLIS PLLC
                                        /s/ Dempsey Vantrease & Follis PLLC

Murfreesboro, Tennessee,
April 29, 2003.